UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 17, 2007
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16760 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT
On October 17, 2007, MGM MIRAGE, a Delaware corporation (the “Company”), and Infinity World Investments LLC, an affiliate of Dubai World, entered into Amendment No. 1 (“Amendment No. 1”) to the Company Stock Purchase and Support Agreement, dated August 21, 2007 and filed as an exhibit to the Company’s Current Report on Form 8-K dated August 21, 2007 (“August 8-K”). The Company and Infinity World Investments LLC entered into Amendment No. 1 to clarify that Infinity World Investment LLC’s conditional right to participate on a pro-rata basis in future share offerings by the Company will not apply to any issuance of common stock or other securities by the Company pursuant to an Employee Benefit Plan (as defined in Rule 405 of the Securities Act of 1933) approved by the stockholders of the Company.
As previously reported in the August 8-K, on August 21, 2007, Mirage Resorts, Incorporated, a wholly owned subsidiary of the Company, and Dubai World entered into a Limited Liability Company Agreement of CityCenter Holdings, LLC, a joint venture entity to be created in connection with the CityCenter development. The August 8-K is incorporated herein by reference.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
On October 18, 2007, the Company issued directly to Infinity World Investments LLC 14.2 million shares of the Company’s common stock (the “Subject Shares”) at an aggregate purchase price of approximately $1.19 billion, or $84.00 per share. The Subject Shares were issued and sold to Infinity World Investments LLC pursuant to the terms and conditions of the Company Stock Purchase and Support Agreement, as amended by Amendment No. 1. The Subject Shares were issued in a private placement by the Company to Infinity World Investment LLC in reliance on an exemption from the registration requirements provided by Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
10.1	Amendment No. 1, dated October 17, 2007, to the Company Stock Purchase and Support Agreement by and between MGM MIRAGE and Infinity World Investments, LLC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: October 23, 2007	By:	/s/ Bryan L. Wright
		Name:	Bryan L. Wright
		Title:	Senior Vice President — Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

No.	Description

10.1	Amendment No. 1, dated October 17, 2007, to the Company Stock Purchase and Support Agreement by and between MGM MIRAGE and Infinity World Investments, LLC.